UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2024

BALANCE LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-202959	47-1146785
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

407 Lincoln Road, Suite 701

Miami Beach, Florida 33139

(Address of Principal Executive Offices)

(305) 907-7600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Ari Feldman

On July 3, 2024, Balance Labs, Inc. (the “Company”) received notice of the resignation of Ari Feldman as the Company’s Chief Financial Officer, effective immediately. Mr. Feldman’s decision to resign as Chief Financial Officer was not the result of any disagreement with the Company over any of its operations, policies or practices.

Appointment of Joel Kleiner

On July 8, 2024, the Company’s Board of Directors (the “Board”) accepted Feldman’s resignation as Chief Financial Officer, and appointed Joel Kleiner, 36, as the Company’s Chief Financial Officer.

Joel Kleiner is a seasoned finance executive with extensive experience in financial strategy and operations for high-growth tech companies. As the former VP of Finance at Torii Software, Joel played a key role in securing significant funding and driving financial strategy.

Previously, Joel held key finance roles at Stella Connect, where he facilitated an acquisition by Medallia Inc., and at R2Net Inc. (James Allen), where he helped raise substantial funds and close an acquisition by Signet Jewelers. Over his career, Joel has been instrumental in securing over $200 million in funding across various ventures, as well as over $400 million in acquisitions. His career also includes positions at the Government of Israel’s Ministry of Finance, the SEC, and PwC.

Joel holds a B.S. in Accounting from Yeshiva University and is a CPA in New York. He is fluent in English, Spanish, and Hebrew and is adept in financial planning, analysis, and team leadership.

In connection with his appointment, Mr. Kleiner will receive monthly compensation of $2,000 per month. There is no arrangement or understanding between Mr. Kleiner and any other persons or entities pursuant to which Mr. Kleiner was appointed as Chief Financial Officer. There is no family relationship between Mr. Kleiner and any member of the Board or any executive officer of the Company, and there are no transactions between the Company and Mr. Kleiner that require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALANCE LABS, INC.

Date: July 10, 2024	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chief Executive Officer